January 13, 2016

THE DREYFUS/LAUREL FUNDS TRUST

- Dreyfus Emerging Markets Debt Local Currency Fund

Supplement to Summary Prospectus and
Statutory Prospectus

dated October 1, 2015

Effective January 14, 2016, the following information supersedes and replaces the second paragraph in “Portfolio Management” in the summary prospectus and “Fund Summary –Portfolio Management” in the statutory prospectus:.

Federico Garcia Zamora and Javier Murcio are the fund's primary portfolio managers. Mr. Garcia Zamora has been a primary portfolio manager for the fund since May 2015, and Mr. Murcio has been primary portfolio manager for the fund since the fund's inception in September 2008. Messrs. Garcia Zamora and Murcio are employees of Dreyfus and Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish and Mr. Murcio is a senior sovereign analyst and portfolio manager for emerging markets at Standish.

Effective January 14, 2016, the following information supersedes and replaces the third paragraph under “Management” in the statutory prospectus:

Federico Garcia Zamora and Javier Murcio are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund’s portfolio. Mr. Garcia Zamora has been a primary portfolio manager for the fund since May 2015, and Mr. Murcio has been primary portfolio manager for the fund since the fund's inception in September 2008. Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish, which he joined in December 2012. Prior to joining Standish, Mr. Garcia Zamora served as co-portfolio manager of the international fixed income, global fixed income and strategic inflation opportunities funds at American Century Investments from 2008 until December 2012. Mr. Murcio is a senior sovereign analyst and portfolio manager for emerging markets at Standish, which he joined in August 2007. Messrs. Garcia Zamora and Murcio have also been employees of Dreyfus since May 2015 and August 2008, respectively, and manage the fund as employees of Dreyfus.

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